Exhibit 10.17

Individual Employment Agreement

CONTRATO INDIVIDUAL DE TRABAJO POR TIEMPO DETERMINADO PARA SERVICIOS DE CONFIANZA QUE CELEBRAN, POR UNA PARTE, DIVINE SKIN LABORATORIES, S.A. DE C.V. (“EMPRESA”)  REPRESENTADA BY [*incluir nombre de persona con suficiente poder] Y, POR LA OTRA, FERNANDO TAMEZ GUTIERREZ, POR SU PROPIO DERECHO (“EL EMPLEADO”), DE    CONFORMIDAD CON LAS SIGUIENTES DECLARACIONES Y CLAUSULAS.

D E C L A R A C I O N E S

I. Declara la EMPRESA:

I.1.       Ser una sociedad debidamente constituida con forme a las leyes de México.

I.2.       Que requiere contratar por tiempo determinado los servicios de una persona que tenga conocimientos generales, habilidad y experiencia necesarias para desempeñar el puesto de Director General de la EMPRESA.

I.3.       La EMPRESA desea celebrar este Contrato en los términos y condiciones que se estipulan en el clausulado del mismo.

I.4.       El representante legal de la EMPRESA tiene los poderes y facultades necesarias y suficientes para celebrar el presente Contrato en nombre y representación de la misma, poderes y facultades que a la fecha de firma del presente Contrato no le han sido revocados ni modificados en forma alguna.

II. Declara EL EMPLEADO:

II.1.      Ser de nacionalidad mexicana con capacidad legal para firmar este Contrato y obligarse por los términos del mismo.

                II.2.      Tener los conocimientos generales, habilidad y experiencia necesarias para prestar a la EMPRESA los servicios mencionados en el inciso I.2. anterior.

En consideración a las declaraciones que anteceden, las partes otorgan las siguientes:

INDIVIDUAL EMPLOYMENT AGREEMENT FOR A DEFINITE TERM IN A POSITION OF TRUST, ENTERED INTO BY AND BETWEEN, ON THE ONE DIVINE SKIN LABORATORIES, S.A. DE C.V. (“COMPANY”), REPRESENTED BY [*include name of person with enough authority], AND ON THE OTHER PART, ON HIS OWN BEHALF, FERNANDO TAMEZ GUTIERREZ (“THE EMPLOYEE”), IN ACCORDANCE WITH THE FOLLOWING STATEMENTS AND CLAUSES.

R E C I T A L S

I. The COMPANY states that:

I.1.          It is a company duly incorporated under the laws of Mexico.

I.2.             It wishes to contract for a definite term, a person with the general knowledge, ability and experience necessary to fill the position of General Manager of the COMPANY.

I.3.          The COMPANY wishes to enter into this Agreement in the terms and conditions herein stipulated.

I.4.          The legal representative of the COMPANY has the necessary and sufficient powers of attorney and authority to enter into this Agreement on behalf of the COMPANY, which powers and authority have not been revoked or modified in any manner as of date hereof.

II.            The EMPLOYEE states that:

II.1.            He is a Mexican national

II.2.         He has the general knowledge, ability and experience necessary to render to the COMPANY the services mentioned in Recital I.2. Above.

In view of the above Recitals, the parties agree in the following:

Individual Employment Agreement

C L A U S U L A S

PRIMERA. El EMPLEADO ocupará el puesto de Director General de la EMPRESA, desarrollando las actividades propias de dicho puesto, bajo la exclusiva dirección y dependencia de la propia EMPRESA. [El presente Contrato se celebra por un tiempo determinado de 3 (tres) años contados a partir de la fecha de celebración del presente. Sólo podrá ser terminado, suspendido o rescindido antes de ese periodo determinado en los términos y condiciones establecidos en la Ley Federal del Trabajo (“Ley”).]

El EMPLEADO prestará sus servicios en las instalaciones de la EMPRESA ubicadas en Cafetales No. 1747, Haciendas de Coyoacán, C.P. 04970, Distrito Federal, México, o en cualquier domicilio futuro de la EMPRESA.  El EMPLEADO conviene en que para el cumplimiento de sus funciones y la prestación de sus servicios como Director General de la EMPRESA estará obligado a viajar a cualquier parte de la República Mexicana y del extranjero, en que su presencia sea requerida por la naturaleza propia del trabajo a desempeñar. La EMPRESA pagará los viáticos en que incurra el EMPLEADO.

SEGUNDA.  Se hace constar que la EMPRESA celebra el presente Contrato fundada en las declaraciones del EMPLEADO en el sentido de que tiene los conocimientos generales, habilidad y experiencia necesarias para desempeñar adecuadamente las actividades inherentes al cargo para el que se le contrata.

TERCERA. El EMPLEADO prestará sus servicios dentro de una jornada semanal máxima de 48 (cuarenta y ocho) horas la cual, de conformidad con lo señalado en el Artículo 59 de la Ley, podrá distribuirse en la forma que más convenga a los intereses de la EMPRESA, pero sin que  exceda la jornada semanal de 48 (cuarenta y ocho) horas. El EMPLEADO no tendrá que registrar su asistencia mediante tarjeta o cualquier otro sistema, en virtud de que por su cargo estará en libertad de entrar y salir de la EMPRESA cuando así o considere conveniente, dada la naturaleza de sus funciones.

C L A U S E S

FIRST.   The EMPLOYEE will hold the position of General Manager of the COMPANY carrying out the activities related to such position, pursuant to the sole instructions and guidelines received from the COMPANY. [This Agreement is entered into for a definite term of 3 (three) years as of the day of execution.  It may only be terminated, suspended or rescinded before said definite period, in the terms and conditions set forth in the Federal Labor Law (“Law”).]

The EMPLOYEE will render his services at the COMPANY´s facilities located at Cafetales No. 1747, Haciendas de Coyoacán, C.P. 04970,  Federal District, México, or in any other future domicile of the COMPANY. The EMPLOYEE agrees that for the compliance of his functions and for the rendering of his services as General Manager of the COMPANY, he will have the obligation to travel to any part of the Mexican Republic and abroad, where his presence may be required, due to the nature of the work to be carried out by him. The COMPANY will pay the travel expenses incurred by the EMPLOYEE.

SECOND.  It is agreed that the COMPANY enters into this Agreement based on the statements of the EMPLOYEE that he has the general knowledge, ability and experience necessary to properly perform the activities inherent to the position for which he is contracted.

THIRD.  The EMPLOYEE shall render his services for a maximum of 48 hours per week, which pursuant to the provisions of Article 59 of the Law, may be distributed in the manner which is most convenient to the COMPANY’s interest, but never beyond the weekly 48 (forty eight) hour work shift. The EMPLOYEE shall not have to register his attendance by means of card or any other system in view of the fact that for his position he shall be free to enter and leave the facilities of the COMPANY when he deems it convenient, due to the nature of his duties.

Individual Employment Agreement

El EMPLEADO no podrá laborar más tiempo del comprendido en la jornada legal semanal, a no ser que existan circunstancias extraordinarias que así lo exijan y que algún representante legal debidamente facultado de la EMPRESA lo autorice por escrito. En dicho caso, las horas se pagarán como horas extra según lo previsto en la Ley.

CUARTA. Las funciones generales y específicas que corresponden al EMPLEADO por su cargo como Director General, según lo dispuesto en la Cláusula Primera de este Contrato, son funciones de confianza, de conformidad con el segundo párrafo del  Artículo 9 de la Ley.

QUINTA. La EMPRESA cubrirá al EMPLEADO, por todos los servicios que proporcionará de conformidad con este Contrato a la EMPRESA, un salario base mensual de $5,000.00  (cinco mil dólares 00/100 Moneda de curso legal de los Estados Unidos de América), o su equivalente en Moneda Nacional al día del pago, menos las retenciones fiscales que correspondan.  En las cantidades arriba señaladas se incluye el importe del salario por concepto de días de descanso semanal o séptimo día, así como de los días de descanso obligatorios, en términos de los Artículos 69 y 74 de la Ley.

El salario convenido se cubrirá los días 15 (quince) y último de cada mes, o el día hábil anterior a esa fecha, si la misma resulta ser un día inhábil y será pagado a través del sistema de nómina mediante transferencias electrónicas del importe correspondiente a la cuenta bancaria del EMPLEADO.  Contra cada pago de salario, el EMPLEADO deberá entregar a la EMPRESA el recibo de pago correspondiente suscrito por el EMPLEADO.

SEXTA.  Las partes convienen en que los días de descanso semanal serán los sábados y los domingos, sin perjuicio de que la EMPRESA modifique dicho día de descanso semanal cuando las necesidades del servicio así lo requieran.

The EMPLOYEE may not work overtime, unless there are extraordinary circumstances that so require and unless a duly authorized legal representative of COMPANY so authorizes in writing, In this case, overtime will be paid to the EMPLOYEE, pursuant to the Law.

FOURTH.  The general and specific duties of the EMPLOYEE in connection with the position of General Manager, that he will hold pursuant to Clause First hereof are confidential services, pursuant to the provisions of Article 9, second paragraph , of the Law.

FIFTH. The COMPANY shall pay to the MANAGER, for all services to be rendered in accordance with this Agreement to the COMPANY, a monthly base salary of $5,000.00 (Five thousand dollars 00/100, legal currency in the United States of America), or its equivalent to Mexican pesos on the date of payment, less the amounts corresponding to the applicable tax withholdings. In the amounts above mentioned, it is included the payment corresponding to weekly days-off and holidays, pursuant to the provisions of Articles 69 and 74 of the Law.

The agreed salary shall be paid on the 15th  (fifteenth) and last day of each calendar month, or the prior business day to such days, if same are non-business days and shall be paid through electronic bank transfers to the corresponding bank account of the EMPLOYEE. Against each salary payment, the EMPLOYEE shall deliver to the COMPANY the corresponding receipt.

SIXTH.  The parties agree that the weekly days-off shall be Saturday and Sunday, in the understanding that the COMPANY shall be entitled to modify said weekly day-off as required by the needs of the service.

Individual Employment Agreement

SEPTIMA. El EMPLEADO disfrutará de 20 (veinte) días de vacaciones después del primer año de servicios, las cuales se incrementarán después de cada año de servicio en 2 (dos) días adicionales. Estas vacaciones las tomará el EMPLEADO en el momento que considere oportuno debiendo de dar aviso por escrito con siete (seven) días de anticipación a la EMPRESA. El EMPLEADO gozará de una prima vacacional del 25% (veinte y cinco por ciento) de su salario.

OCTAVA. La EMPRESA pagará al EMPLEADO antes del 20 de diciembre de cada año, por concepto de aguinaldo, el equivalente a 1 (un) mes de salario.

NOVENA.  La EMPRESA contratará en favor del EMPLEADO una póliza de seguro de gastos médicos mayores. Para el caso que el EMPLEADO tenga cónyuges o hijos, la póliza deberá ser extensiva a los mismos.

Asimismo, la EMPRESA contratará a favor del EMPLEADO una póliza de seguro de vida.

DECIMA . El EMPLEADO reconoce que son propiedad exclusiva de la EMPRESA y sus clientes todos los documentos,  información y herramientas de trabajo que se le proporcionen con motivo de la relación de trabajo, así como los que el propio EMPLEADO  prepare o formule en relación o conexión con sus servicios, por lo que se obliga a conservarlos en buen estado y a entregarlos a la EMPRESA en el momento en que ésta lo requiera o bien al terminar el presente Contrato, por el motivo que sea.

EL EMPLEADO se compromete, en su caso, a usar y cuidar el uniforme correspondiente y demás herramienta de trabajo que se le otorguen por parte de la EMPRESA.

DECIMA PRIMERA. El EMPLEADO se obliga a no divulgar ninguno de los aspectos de los negocios de la EMPRESA ni proporcionará a terceras personas, verbalmente o por escrito, directa o indirectamente, información alguna sobre los sistemas o actividades de cualquier clase que observe la EMPRESA.

SEVENTH.  The EMPLOYEE shall be entitled to 20 (twenty) days of vacation after the first year of services, which shall be increased each year of services, by adding 2 (two) additional days. The vacations shall be taken by the EMPLOYEE at the moment he considers convenient; provided, however, that he shall give 7 (seven) days prior notice to the COMPANY. The EMPLOYEE shall enjoy a vacation bonus equivalent to 25% (twenty five percent) of his salary.

EIGHTH.  The COMPANY shall pay to the EMPLOYEE before December 20th of each year, as Christmas bonus, an amount equivalent to 1 (one) month of salary.

NINETH.  The COMPANY shall contract in favor of the EMPLOYEE a medical insurance policy. In case the EMPLOYEE is married or had kids, said policy shall cover the aforementioned dependents.

Moreover, the COMPANY shall contract in favor of the EMPLOYEE a life insurance policy.

TENTH. The EMPLOYEE acknowledges that all documents, information and work tools received by him from the COMPANY in relation with his employment relationship, as well as those to be prepared or elaborated by the EMPLOYEE in relation to, or in connection with, his services, are the exclusive property of the COMPANY or its customers, as the case may be; therefore, he is obliged to keep them in good condition and to return them to the COMPANY upon its request, or upon termination of this Agreement for any reason whatsoever.

THE EMPLOYEE agrees to use and take care of the uniform, in its case and work tools that the COMPANY grants.

TENTH. The EMPLOYEE expressly agrees not to disclose any of the aspects of the business of the COMPANY nor shall he provide to third parties, orally or in writing, directly or indirectly, any information whatsoever on the systems or activities of any type related to the COMPANY.

Individual Employment Agreement

Si el EMPLEADO deja de cumplir con las disposiciones de esta cláusula, quedará sujeto a la responsabilidad civil por daños y perjuicios que cause a la EMPRESA y a las sanciones penales a que se haga acreedor.

DECIMA SEGUNDA. Para todo lo relacionado con riesgos de trabajo y enfermedades o accidentes no profesionales se estará a lo dispuesto por la Ley del Seguro Social y sus Reglamentos, para lo cual la EMPRESA inscribirá oportunamente al EMPLEADO, cubriéndose las cuotas por ambas partes en los términos que consigna la citada Ley.

DECIMA TERCERA. La EMPRESA proporcionará capacitación y adiestramiento al EMPLEADO, conforme a los planes y programas establecidos o que se establezcan de acuerdo con las disposiciones de la Ley.

DECIMA CUARTA.  Ambas partes convienen en que en lo no previsto por el presente Contrato se sujetarán a las disposiciones de la Ley  y sus Reglamentos.  En caso de diferencias entre la versión en español y la versión en inglés del presente Contrato, la versión en español prevalecerá en todos los casos.

DECIMA QUINTA.- LA EMPRESA reconoce que EL EMPLEADO ha venido prestando sus servicios desde el día 1 de noviembre de 2012.

Leído íntegramente el presente Contrato y enterados de su valor y fuerza legal, el EMPLEADO y la EMPRESA lo firmaron de conformidad, por duplicado, ante dos testigos, en México D.F.,  31 de Octubre de 2012, quedando el original en poder de la EMPRESA y una copia  en poder del EMPLEADO.

If the EMPLOYEE ceases to comply with the provisions of this clause, he shall be subject to civil liability for the damages he may cause to the COMPANY and to the criminal liabilities in which he may incur.

TWELFTH. For all matters related to occupational hazards and non-occupational diseases or accidents, the provisions of the Social Security Law and its Regulations shall apply; therefore, the COMPANY shall timely register the EMPLOYEE; corresponding quotes are to be covered by both parties in the terms of the aforementioned Law.

THIRTEENTH. The COMPANY shall grant training and instruction to the EMPLOYEE, in accordance with the plans and programs set forth or to be set forth in terms of the provisions of the Law.

FOURTEENTH. Both parties agree that those matters not regulated in this Agreement shall be governed by the provisions of the Law and of the Social Security Law and its Regulations.   In case of controversy between the Spanish and English versions of this Agreement, the Spanish version shall always prevail.

FIFTEENTH.- The COMPANY recognizes to the EMPLOYEE a seniority as of December 1, 2012.

Once this Agreement was fully read and that the EMPLOYEE and the representative of the COMPANY were informed of its validity and force of law, they signed it in Agreement in duplicate, before two witnesses, in Mexico Federal District on November 15, 2012, retaining the original in possession of the COMPANY and a copy in possession of the EMPLOYEE.

Individual Employment Agreement

“EMPRESA” “EMPLEADO” /s/ Daniel Khesin Por: [*Cargo] /s/ Fernando Tamez Gutiérrez Fernando Tamez Gutiérrez TESTIGO TESTIGO __________________ ______________________	“COMPANY” “EMPLOYEE” /s/ Daniel Khesin By: Position Attorney in fact /s/ Fernando Tamez Gutiérrez Fernando Tamez Gutiérrez WITNESS WITNESS __________________ ______________________